Investment Objectives and Goals - Defiance Drone and Modern Warfare ETF	Apr. 30, 2026
Prospectus [Line Items]
Risk/Return [Heading]	Defiance Drone and Modern Warfare ETF
Objective [Heading]	Investment Objective
Objective, Primary [Text Block]	As a primary investment objective, the Defiance Drone and Modern Warfare ETF (the “Fund” or the “Drone ETF”) seeks to track the total return performance, before fees and expenses, of the BITA Drone & Modern Warfare Select Index (the “Index”).
Objective, Secondary [Text Block]	As a secondary investment objective, with respect to up to 15% of the Fund’s net assets, from time-to-time and in the Adviser’s discretion, the Fund seeks to provide exposure to companies that would have qualified for inclusion in the Index except that their securities are not publicly traded.